Exhibit 99.1

RED TECHNOLOGIES SAS

Independent auditor’s report

RED TECHNOLOGIES SAS

INDEPENDENT AUDITOR’S REPORT

Financial year ended

December 31, 2023

RED TECHNOLOGIES SAS

Independent auditor’s report

The Board of Directors of RED TECHNOLOGIES SAS

Paris, France

INDEPENDENT AUDITOR’S REPORT

Opinion

We have audited the accompanying financial statements of RED TECHNOLOGIES SAS, which comprise the statement of financial position as at December 31st, 2023, the statement of profit & loss, statement of changes in equity, and statement of cash flows for the year then ended, and notes to the financial statements, including a summary of significant accounting policies.

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of RED TECHNOLOGIES as at December 31, 2023, and the results of its operations and its cash flows for the year then ended in accordance with International Financial Reporting Standards (IFRSs) as issued by the International Accounting Standards Board (IASB).

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of RED TECHNOLOGIES SAS and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with IFRS as issued by the IASB, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about RED TECHNOLOGIES’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in

RED TECHNOLOGIES SAS

Independent auditor’s report

accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of RED TECHNOLOGIES’s internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about RED TECHNOLOGIES’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Casablanca, March 15th, 2025

CKE Consulting

(Member of TGS International)

Abdelhakim KHORSSANI

Partner

CPA

Financial Statements

Summary of Financial Statements

1.	Statement of financial position	:2
	1.1- Asset	:2
	1.2- Liabilities	:3
1.	Statement of profit or loss and other comprehensive income	:4
2.	Statement of changes in equity	:5
3.	Cash Flow Statement	:6
4.	Notes to the Financial Statements	:7

1

Financial Statements

This Financial statement was establish in accordance with International
Financial Reporting Standards (IFRSs) as issued by the International
Accounting Standards Board (IASB).

STATEMENT OF FINANCIAL POSITION

As of December 31, 2023

(in € thousand)	Notes	December 31, 2023	December 31, 2022	Variation

ASSETS
Current
Cash and cash equivalents		176	282	(106)
Accounts receivable		979	892	87
taxes receivable			-	-
Inventories			-	-
Prepaid expenses		10	9	1
Intercompany receivable			-	-

Non-current
Restricted cash			-	-
Deposits to suppliers			-	-
Lease Assets			-	-
Intangible assets	5.1	6.035	5.898	137
Property, plant, and equipment	5.2	131	213	(82)
Deferred Tax (Asset)		407	246	161

TOTAL ASSETS		7.739	7.541	198

2

Financial Statements

This Financial statement was establish in accordance with International

Financial Reporting Standards (IFRSs) as issued by the International

Accounting Standards Board (IASB).

STATEMENT OF FINANCIAL POSITION

As of December 31, 2023

(in € thousand)	Notes	December 31, 2023	December 31, 2022	Variation

LIABILITIES
Current
Accounts payable and accrued liabilities		112	56	56
taxes Payable		309	274	35
Current portion on external loans		-	-	-
Current portion of lease liabilities		61	60	1
Others liabilities		-	-	-
Non-current
Lease liabilities		20	81	(61)
Asset retirement obligations		-	-	-
Long term portion on external loans		413	352	61
Deferred income		1.629	984	645
Deferred Tax (Liability)		-	36	(36)
TOTAL LIABILITIES		2.544	1.843	700
EQUITY
Share capital		138	138	-
Equity reserves		1.754	1.915	(161)
Merger premium		3.770	3.769	-
Net Income of the year		(466)	(125)	(342)
TOTAL EQUITY		5.195	5.698	(503)
TOTAL LIABILITIES AND EQUITY		7.739	7.541	198

3

Financial Statements

This Financial statement was establish in accordance with International

Financial Reporting Standards (IFRSs) as issued by the International

Accounting Standards Board (IASB).

STATEMENT OF PROFIT OR LOSS AND OTHER COMPREHENSIVE INCOME

From 01/01/2023 To 12/31/2023

(in € thousand)	Notes	December 31, 2023	December 31, 2022	Variation

Revenue	8	1.754	1.998	(244)
Revenues		1.754	1.998	(244)
Personnel and social costs		1.076	1.086	(10)
General and administrative		262	287	(26)
Taxes, duties and similar payments		11	11	(0)
Depreciation and amortization		1.114	1.038	77
Expenses		2.463	2.423	41
Operating income for the year		(709)	(425)	(285)
Net finance expense/income		59	34	25
Other expenses			-	-
Net income before income taxes		(769)	(459)	(310)
Income Tax expense	9	(302)	(280)	(22)
Net Income		(466)	(179)	(288)
Other comprehensive loss			54	(54)
Items that will subsequently be reclassified to net income			-	-
Foreign currency translation adjustment		-	54	(54)
Comprehensive income		(466)	(125)	(341)

4

Financial Statements

This Financial statement was establish in accordance with International

Financial Reporting Standards (IFRSs) as issued by the International

Statement of changes in equity

As of December 31, 2023

(in € thousand)	Capital	Legal reserve	Other reserves	Net result	share premium	Total shareholders' equity
Equity at 01/01/2023	138	12	1.904	(125)	3.769	5.698
Increase in share capital	-	-	-	-	-	-
Decrease in share capital	-	-	-	-	-	-
Dividends paid	-	-	421	(421)	-	(0)
Net income for the period	-	-	-	15	-	15
Other comprehensive income	-	-	(582)	64	-	(518)

Equity at 31/12/2023	138	12	1.743	(466)	3.769	5.195

5

Financial Statements

This Financial statement was establish in accordance with International
Financial Reporting Standards (IFRSs) as issued by the International
Accounting Standards Board (IASB).

Cash Flow Statement

As of December 31, 2023

(in € thousand)	December 31, 2023	December 31, 2022
Cash flow from operating activities
Net income	(621)	421
Adjustments for:	-	-
Depreciation and provisions	726	979
Change in trade receivables	96	189
Change in trade payables	109	13
Other adjustments (e.g., gains/losses on disposals)	-	-
Income taxes		280
Net cash flow from operating activities	118	944
Cash flow from investing activities
Acquisition of tangible assets	1	106
Disposal of tangible assets	-	-
Acquisition of financial assets (e.g., securities, investments)	-	-
Net cash used in investing activities	(1)	(106)
Cash flow from financing activities
Capital increase	-	22
Borrowings contracted	105	-
Repayment of borrowings	87	897
Bond issuance	-	(10)
Dividends distributed	-	-
Net cash flow from financing activities	18	(865)

Net change in cash and cash equivalents	135	(28)
Cash and cash equivalents at the beginning of the period	282	310
Cash and cash equivalents at the end of the period	418	282

6

Financial Statements

Notes to the Financial Statements

7

Financial Statements

1.	Nature of Operations

RED Technologies SAS is a telecom engineering company specialized in the development and commercialization of solutions for sharing and optimizing the use of the radio frequency spectrum. These solutions are aimed at commercial, civilian, or military telecommunications operators and government agencies in France and internationally. In the face of the scarcity of exclusive frequencies available for mobile telephony and internet, RED Technologies' solutions allow for the shared use of underutilized frequencies between heterogeneous operators. As an innovative young company, RED Technologies is a member of the SYSTEMATIC competitiveness cluster and benefits from financial support from the Île-de-France region, BPI, and the Directorate General of Armament, with which it collaborates on studies related to future frequency sharing in the 2.3 - 2.4 GHz band. As part of this partnership, the company has installed a simulator within the DGA-MI (French Ministry of Armed Forces) to map the radio environment and define the areas that allow for the deployment of a mobile phone network without impacting military aeronautical and terrestrial telemetry activities. RED Technologies works with telecom equipment manufacturers to integrate its platform into the network infrastructure of these manufacturers. In addition, RED is developing military applications of its system with Thales.

2.	General Information, Preparation Basis, and IFRS Compliance Statement

The financial statements cover the fiscal year ending December 31, 2023, and are presented in monetary units (EURO), which is the company's functional currency. They have been prepared in accordance with IFRS. RED TECHNOLOGIES is (SAS) incorporated and domiciled in France. Its registered office and main establishment are located at 101 rue de Sèvres, 75006 Paris, Paris B 752 992 735, France.

3.	Principal Accounting Methods

The financial statements have been prepared in accordance with IFRS standards as adopted by the IASB. These financial statements are presented in order of liquidity, and each item in the statement of financial position includes both current and non-current balances, where applicable.

8

Financial Statements

4.	Estimates and Judgments

In preparing the financial statements, management makes a number of judgments, estimates, and assumptions regarding the recognition and measurement of assets, liabilities, revenues, and expenses.

Procedures have been established to ensure that accounting methods are applied consistently and that the processes for modifying accounting estimates are controlled and implemented appropriately and systematically.

5.	Fixed assets

The assets listed on the company’s balance sheet include tangible and intangible operating assets. The rights of use related to leased assets are presented under the asset categories corresponding to similar assets owned. Operating assets are used for service production or administrative purposes.

Operating assets are recorded at their acquisition cost, plus directly attributable expenses, and borrowing costs incurred when the assets’ commissioning is preceded by a lengthy construction or adaptation period. Internally developed software, when meeting the criteria for capitalization, is capitalized at its direct development cost, which includes external expenses and personnel costs directly attributable to the project. After initial recognition, assets are measured at cost less the accumulated depreciation and any potential impairment losses. The depreciable amount of an asset is determined after deducting its residual value.

Only assets under operating leases are considered to have a residual value, as the useful life of operating assets is generally equal to the expected economic life of the asset. Assets are depreciated using the straight-line method over the expected useful life of the asset for the company. Depreciation charges are recognized under the heading "Depreciation and impairment of tangible and intangible assets" in the income statement.

9

Financial Statements

5.1. Intangible assets

These costs are already recorded as assets according to the reference of IFRS standards.

These costs are detailed as follows :

(in € thousand)	Natures	December 31, 2021	December 31, 2022	December 31, 2023
Research and development costs	Projects	298	5.980	5.980
Work in progress on intangible Dynamic assets	platform	5.682	-	-
Work in progress on intangible assets	DAT 5G	-	1.108	2.212
Work in progress on intangible Dynamic assets	platform	-	-	-
Software, Concessions, and similar rights		-	63	63
Deposits and guarantees paid		4	4	4
Amortization of R&D		(298)	(1.256)	(2.224)
Total		5.686	5.898	6.035

5.2. Property, plant, and equipment

The other fixed assets consist mainly of equipment and are presented as follows :

(in € thousand)	December 31, 2023	December 31, 2022	Variation en Euro	Variation en %
Property, plant, and equipment	135	134	1	1%
Right of use (IFRS 16)	526	526	-	0%
Amortization des Property, plant and equipment	(81)	(57)	(24)	43%
Amortization of Right of use (IFRS 16)	(448)	(389)	(58)	15%
Total	131	213	(82)	-38%

Regarding the lease obligation (the remaining debt related to the financing), it must be re-evaluated annually at amortized cost. The annual installments should be allocated between debt repayment and financial expenses.

10

Financial Statements

5.3. Finance lease contract

In a finance lease contract, the lessor transfers to the lessee the majority of the risks and rewards of the asset. It is analyzed as financing granted to the lessee for the purchase of an asset.

The present value of the payments due under the contract, increased, if applicable, by the residual value, is recorded as a receivable. The net income from the transaction for the lessor corresponds to the interest on the loan and is recorded in the income statement under the heading "Interest and similar income." The rents received are allocated over the lease term, with the payments split between principal amortization and interest in such a way that the net income represents a constant rate of return on the residual outstanding balance. The interest rate used is the implicit interest rate of the contract.

Provisions recognized on these receivables follow the same rules as those described for financial assets accounted for at amortized cost.

The contracts are summarized as follows :

Entity	RIVP
Contract Nature	Bail
Original Value
Start Date	01/05/2016
End Date	29/04/2025
Implicit Rate	1,17%
Monthly Rent in euros	5.126
Deposit in euros	5.227
Option Exercise in euros

6.	Public grants

The company receives grants for the financing of a project as well as tax credits. This grant is detailed as follows:

(in € thousand)	December 31, 2023	December 31, 2022	Variation in Euro	Variation in %
Grants that directly impact the income	483	601	(118)	(25)%
tax credit	280	604	(323)	(115)%
Total	763	1 204	(441)	(58)%

The company benefits from an operating grant. According to IFRS standards, the recognition of grants is only possible when they are clearly awarded by the public

11

Financial Statements

institution. Thus, the financing agreement, mentioning the date and the amount granted, will be the essential document justifying the recognition of the public grant.

The company benefits from a research expenditure tax credit, which it accounts for as income under the 'income tax' account. This tax credit should be restated in IFRS as a public grant and should be reclassified under 'Other income' in the income statement.

IAS 20 addresses the accounting treatment of grants under international standards, as well as the information to be disclosed.

It discusses the treatment of grants, distinguishing between the immediate impact on profit and their recognition in equity. The recognition of grants is only possible when they are clearly granted by the public institution. Therefore, the financing agreement, which specifies the date and amount granted, will be the essential document justifying the recognition of the public grant. Furthermore, there are two types of grants, each with different accounting treatments:

-	Grants impacting the profit and loss directly;
-	Grants related to assets. These grants are commonly referred to as investment grants or equipment grants. They are grants provided to a company or association to finance the acquisition of an asset. Under IAS 20, these grants can be recognized in two different ways:
-	Recognition as deferred income;
-	The grant is deducted from the cost of the asset. The company has chosen to account for the grant as deferred income, recognizing the amount in a deferred income account.

7.	Convertible Debt "OCA"

By virtue of the unanimous decisions made, the shareholders of the Company decided to issue 16,362 convertible bonds into new shares of the Company at a unit price of 36.67 euros, representing a bond loan with a total amount of 599,994.54 euros.

Under IFRS standards, the treatment of bond borrowings requires:

-	A more detailed classification of financial liabilities.

-	The application of amortized cost and the effective interest rate for the valuation of borrowings.

-	A specific treatment of convertible bonds, which may lead to significant adjustments in the balance sheet and income statement, with an impact on equity and the interest to be recognized.

12

Financial Statements

-	A precise evaluation of these elements to ensure that the financial statements accurately reflect the economic reality of transactions related to bond borrowings.

8.	Revenue

The company’s revenue shows an annual balance of KEUR 1,754.00, which is detailed as follows:

(in € thousand)	December 31, 2023	December 31, 2022	Variation en Euro	Variation en %
Revenue	487	690	(203)	(29) %
Capitalized tangible production	1.104	1.108	(3)	0%
Operating subsidies	645	801	(156)	(20) %
Restatement of subsidies in accordance with IAS 20	(483)	(601)	118	(20) %
Total	1.754	1.998	(244)	-12%

9.	Income Tax

The company files these tax returns in France and benefits from all the tax advantages recognized in France. The situation regarding corporate taxes is detailed as follows:

(in € thousand)	December 31, 2023	December 31, 2022	Variation in Euro	Variation in %
Income tax	302	280	22	7,86%
Total	302	280	22	7,86%

13